Events after the Reporting Period	9 Months Ended
Sep. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events after the Reporting Period

NOTE 6: EVENTS AFTER THE REPORTING PERIOD

a.	On January 26, 2021, the Board of Directors approved the repricing of approximately 1.474 million Ordinary Shares (“Ordinary Shares”) that had previously been granted to officers, independent Board members, employees and consultants of the Company the pursuant to the Brainsway 2014 Share Incentive Plan, and the Brainsway Amended and Restated 2019 Share Incentive Plan (the “2014 Plan” and the “2019 Plan”, respectively) to an exercise price of $4.675 ($9.35 per ADS), being a price equal to the closing price per Ordinary Share on January 25, 2021, provided, however, that with respect to directors’ options, the repricing of each option will ,be subject to shareholders approval at an exercise price equal to the higher of (a) $4.675 ($9.35 per ADS) (b) the closing price per Ordinary Share on the last trading date before the date of approval by the shareholders of this proposal.

b.	The equity compensation package that the Company granted to the Company’s Chief Executive Officer (“CEO”) upon his employment, comprised of 240,000 performance-based restricted stock units (“RSUs”) of which 60,000 RSUs were granted through to January 26, 2021, and 180,000 RSUs have been committed to be provided in three future grants of 60,000 RSUs upon each anniversary of the employment start date of the CEO with the Company. These future grants, as originally contemplated, would have been subject to satisfaction of certain individual and corporate performance-based criteria as defined in the CEO’s employment agreement.

The Board of Directors has approved, subject to shareholder approval, to grant 180,000 RSUs to the CEO as an amendment to the terms of employment of the CEO, in lieu of future grants of such RSUs per above.